                      SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):       October 26, 2001


                           MAGNA ENTERTAINMENT CORP.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


        000-30578                                   98-0208374
--------------------------         ---------------------------------------------
(Commission File Number)               (I.R.S. Employer Identification No.)


           337 Magna Drive, Aurora, Ontario, Canada             L4G 7K1
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                 (Zip Code)


                                (905) 726-2462
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                NOT APPLICABLE
-----------------------------------------------------------------------------
         (Former Name or Former Address, if changed Since Last Report)


ITEM 5.     OTHER EVENTS

On October 26, 2001, Magna Entertainment Corp. (the "Registrant") issued a press release in which it announced that it has filed with the United States Securities and Exchange Commission an amendment to its registration statement, and will shortly file a preliminary short form prospectus with the securities commissions of each province of Canada, for a public offering of 20 million of its Class A Subordinate Voting Shares. The offering contemplates an over-allotment option allowing the underwriters to purchase up to an additional 3 million Class A Subordinate Voting Shares. The full text of the press release issued by the Registrant is attached as Exhibit 99 and is incorporated herein by reference. The preliminary short form prospectus was filed with the provincial securities commissions on October 30, 2001.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99  Copy of Registrant's press release dated October 26, 2001.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MAGNA ENTERTAINMENT CORP.
                                         (Registrant)

Date: October 31, 2001              by:    /s/ Gary M. Cohn
                                        ------------------------
                                        Gary M. Cohn, Secretary